Wolfe Healthcare Conference November 2023 Copyright © 2023 agilon health. Confidential internal document containing proprietary information. Do not distribute.

2 Disclaimers and Forward-Looking Statements FORWARD-LOOKING STATEMENTS AND OTHER INFORMATION Statements in this presentation that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Examples of forward-looking statements include, among other things: statements regarding timing, outcomes and other details relating to current, pending or contemplated new markets, growth opportunities, ability to deliver sustainable long-term value, business environment, long-term opportunities and strategic growth plans, expected revenue, net income and gross profit, total and average membership, Adjusted EBITDA, Medical Margin, geography entry costs and other financial projections and assumptions and the realization of expected benefits of the sale of our Hawaii operations. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to, those factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including the factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which can be found at the SEC’s website at www.sec.gov. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made.’ NON-GAAP This presentation includes references to non‐GAAP financial measures, including but not limited to Medical Margin and Adjusted EBITDA. We believe medical margin and Adjusted EBITDA help identify underlying trends in our business and facilitate evaluation of period-to-period operating performance of our operations by eliminating items that are variable in nature and not considered by us in the evaluation of ongoing operating performance, allowing comparison of our recurring core business operating results over multiple periods. We also believe medical margin and Adjusted EBITDA provide useful information about our operating results, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics we use for financial and operational decision- making. We believe medical margin and Adjusted EBITDA or similarly titled non-GAAP measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in our industry as a measure of financial performance. Other companies may calculate medical margin and Adjusted EBITDA or similarly titled non-GAAP measures differently from the way we calculate these metrics. As a result, our presentation of medical margin and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as comparative measures Medical Margin and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as an alternative to GAAP measures or other financial statement data presented in agilon’s consolidated financial statements. We have not reconciled guidance for Medical Margin to Gross Profit or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit or net income (loss), including non-cash stock-based compensation. TRADEMARKS All rights to the trademarks included herein, other than the Company’s trademarks, belong to their respective owners and our use hereof does not imply any endorsement by the owners of these trademarks. Copyright © 2023 agilon health

3 Empowering Doctors and Transforming Senior Care Partner Groups • Improving patient experiences and outcomes • Our model is resonating with PCPs, patients, and payors Patients 1 4 8 11 18 25 31 2018 2019 2020 2021 2022 2023 2024 Note: Primary Care Doctors and Patients exclude Hawaii ~77% CAGR Primary Care Doctors 200 400 700 800 1,000 1,700 2,400 2018 2019 2020 2021 2022 2023 2024 ~51% CAGR 25K 57K 94K 2018 2019 2020 2021 2022 2023G 2024P Medicare Advantage (MA) ACO REACH / Direct Contracting 473K 320K 200K ~650K ~72% CAGR

4 Our Financial Model and Longer-Term Commitments Adjusted EBITDA Drivers and Performance Reiterating 2026 Adjusted EBITDA Target Notes: Adjusted EBITDA target for 2026 included $17M contribution from MDX Hawaii and $30M contribution from ACO REACH. Membership – meaningfully ahead Medical Margins – slightly behind ACO REACH – modestly ahead Guidance With Geo Entry (Per rev ised SEC guidance) >$530M Geography Entry Costs (Expected annual amount) ~$70M 2023 IR Day Presentation (Presentation prior to subsequent SEC guidance) >$600M

5 How Medical Margin Differed From Expectations in 2023 $535M-560M $455M-470M $477M-492M Note: The average membership in the Original Guidance excl. Hawaii was 360K compared to the Current Guidance mid-point of 377K. * * *

6 • Full year cost trend guidance is $90M higher than our initial expectation • May/June/July costs were $30M higher than expected but moderating • Guidance now assumes $50M of higher costs, $10M/month for Aug-Dec • PY development represented an additional $10M in costs during 3Q Note: May/June/July estimate for excess cost above initial expectation based on a subset of payors with more current claims data Claims Trend Assumptions for Remainder of Year (Aug-Dec 2023) $19M $8M $3M May June July

7 Levers To Improve Performance in 2024 and Beyond • Expanding programs to control medical costs • High-risk/Complex Patients: Expanding foundational clinical programs to 100% of markets by year-end 2024 (e.g., renal, palliative, high-risk management): +$30 PMPM opportunity ▪ 1,000 Senior patients enrolled in palliative care study saw 39% fewer hospitalizations, 48% less ICU days, and 21% fewer ER visits. ▪ High-cost settings: New real-time inpatient data capability - across all markets in Q1 2024, lower-cost ambulatory surgery center alternatives in select markets. ▪ Practice variability: For PCPs, bottom quartile to median performance • Engaging with health plans decreases supplemental benefit exposure • Improve data collaboration and future contract structures • Implemented strategy to address prior year development • Continue to close visibility and data gaps with payor partners • Reserve in upper end of actuarial estimation range exiting 2023

8 25K 57K 94K 2018 2019 2020 2021 2022 2023G 2024P We Are Ahead on Membership Growth & ACO Reach Medicare Advantage (MA) ACO REACH / Direct Contracting 473K 320K 200K Membership Growth ~650K ACO REACH Performance • 2023 Adjusted EBITDA contribution of $39M is ahead of initial guidance and 2026 target • Similar medical margin savings (>$130 PMPM) as Medicare Advantage in 2023 • Important to our network: meaningful risk- based enrollment across PCP's entire Medicare panel New Partner MA Adds: ’18-’20: ~25K per year ’21-’22: ~45K per year ’23-’24: ~100K+ per year ~72% CAGR

9 • Closed on October 31. Proceeds are immaterial. agilon does not retain any liabilities. • Hawaii was agilon’s only non-partner market. The market ran lower Medical Margin, higher local opex, and represented drag to Adjusted EBITDA. • agilon is focused on markets with scaled, long-term JV partner and multi-payor contracts. Sale enables agilon to focus on 31 core partner markets Divested Hawaii Due to Lack of Strategic and Financial Fit MDX Hawaii Financials (2023 - Initial Guide) ▪ Revenue: $313M ▪ Medical Margin: $25M ▪ Adjusted EBITDA: ($4) MDX Hawaii Financials (3Q23 YTD) ▪ Revenue: $241M ▪ Medical Margin: $8M ▪ Adjusted EBITDA: ($14) Notes: Non-GAAP reconciliations provided in tables to Form-8K furnished on November 2, 2023

10 Adjusted EBITDA Drivers for 2024 • Medical margin growth in 2023 is modestly lower than initial guidance ▪ Medical margin for Year 2+ market classes still up 23% for the full year 2023 ▪ These ~255K MA members expected to increase Medical Margin further in 2024 ▪ Same geography membership expected to grow above market in 2024 • Large Year 1-2 Classes contribute meaningfully ▪ Class of 2023 (>130K MA members) ramping Medical Margin in 2024 ▪ Class of 2024 (>110K MA members) starting >$60 Medical Margin PMPM • Expect to build on 2023 ACO REACH performance into 2024